Enriching Lives

and

Realizing Dreams

FIRST QUARTER 2003

Supplemental Operating and Financial Data

Chateau at Hunter Ridge — Jonesboro, GA

Chateau Communities, Inc.

6160 S. Syracuse Way

Greenwood Village, CO 80111

Phone: 303-741-3707 Fax: 303-741-3715

www.chateaucomm.com

PRESS RELEASE TEXT

(PAGE 1 OF 2)

NEWS RELEASE

FOR IMMEDIATE RELEASE	CONTACT:	Tamara D. Fischer
April 29, 2003		Executive Vice President and
CFO
303/874-3334

CHATEAU COMMUNITIES REPORTS 2003 FIRST QUARTER RESULTS

Greenwood Village, CO – Chateau Communities, Inc. (NYSE:CPJ) today released results for the first quarter of 2003.

Funds From Operations (“FFO”) for the first quarter were $21.6 million, or $0.62 per diluted common share, compared to $22.7 million, or $0.65 per share, for the same period last year.

Net income for the first quarter 2003 was $3.6 million, or $0.12 per share, compared with $5.4 million, and $0.18 per share for the same period of 2002.

For the first quarter, same store rental income increased 2.4% to $63.2 million from $61.7 million last year, and same store property operating expenses increased by 6.1% to $22.8 million from $21.5 million in the same period last year. Same store net operating income was flat compared to last year.

Occupancy at the end of the first quarter was 89.3% in the stable portfolio, 75.5% in the expansion portfolio, and 38.9% in the development properties. Total portfolio occupancy at March 31, 2003 was 85.4%. This compares to occupancy at December 31, 2002 of 89.7% in the stable portfolio, 75.8% in the expansion portfolio and 36.8% in the development portfolio, or total portfolio occupancy of 85.8%.

During the first quarter of 2003, the Company sold two properties for a combined gross sales price of approximately $4.4 million, bringing total dispositions over the past twelve months to approximately $48 million.

Chateau subsidiary Community Sales, Inc. (“CSI”) sold 171 homes in the first quarter, compared to 117 for the same period last year. The Company brokered 300 home sales in the first quarter, which approximated the volume during the same period of 2002. The Company also arranged financing on approximately 80 loans in the first quarter compared to 110 in the first quarter of 2002.

Management is reaffirming its previously announced 2003 annual guidance of $2.26—$2.35 FFO per share.

PRESS RELEASE TEXT

(PAGE 2 OF 2)

Management will hold a teleconference call Wednesday, April 30, 2003 at 1:00 p.m. Eastern Daylight Time to discuss first quarter 2003 results. To participate, call toll-free 877/434-1281 and request the Chateau Communities teleconference. Callers outside the U.S. may access the call at 706/634-0185. A webcast will be available in listen-only mode on our home page at www.chateaucomm.com.

An audio replay of the call will be available through Friday, May 2, 2003. To access the replay, dial toll-free 800/642-1687, reservation #9895994. Callers outside the U.S. may access the replay at 706/645-9291. The webcast will be archived for thirty days, through May 30, 2003, also on our home page at www.chateaucomm.com.

Headquartered in Greenwood Village, Colorado, Chateau Communities is a fully integrated, self-administered real estate investment trust (REIT), and the largest owner and operator of manufactured home communities in the U.S. Its portfolio consists of 203 communities, with an aggregate of approximately 68,000 residential homesites and 1,400 park model/RV sites, and 35 managed communities with approximately 7,800 sites. As previously announced, the Company has entered into an agreement to acquire 33 of its managed communities. This transaction is expected to close during the second quarter. In addition, the Company owns 11 greenfield development communities with approximately 4,600 sites when fully developed. Chateau Communities operates in 36 states.

Please visit Chateau Communities at www.chateaucomm.com

TABLES TO FOLLOW

Any forward-looking statements contained in this news release are subject to certain risks and uncertainties including the ability to maintain rental rates and occupancy, the ability of manufactured home buyers to obtain financing, the level of repossessions by manufactured home lenders, the pace of acquisitions and dispositions, changes in interest rates and the condition of the capital markets, all of which may affect the Company’s ability to achieve its objectives.

FINANCIAL HIGHLIGHTS

(Dollars in Thousands, Except Per Share Information)

	Three Months Ended
	3/31/2003		3/31/2002		Variance %
OPERATING DATA:
Total revenues	$66,144		$65,154		1.5%
Same store NOI	40,419		40,242		0.4%
Average rent per site from same store portfolio	362		346		4.6%
Weighted average occupied sites—same store portfolio	56,029		57,513		-2.6%
EBITDA	39,000		39,128		-0.3%
Net income (loss) to common shareholders	3,622		5,364		-32.5%
Earnings per share—basic	0.12		0.18		-33.3%
Earnings per share—diluted	0.12		0.18		-33.3%
Funds from operations	21,640		22,745		-4.9%
FFO per share—diluted	0.62		0.65		-4.6%
FFO payout ratio	89%		85%		4.8%
Recurring Capital Expenditures	1,953		1,325		47.4%
AFFO per share—diluted	0.56		0.61		-8.5%
AFFO payout ratio	98%		90%		9.2%
Dividends per share	0.550		0.550		0.0%
Interest expensed, including discontinued operations	16,723		16,795		-0.4%
Interest capitalized	744		950		-21.7%

Total interest incurred	17,467		17,745		-1.6%
Total interest coverage ratio	2.5	x	2.6	x
Total fixed charge coverage ratio	2.1	x	2.1	x
FFO/Interest (2)	2.3	x	2.4	x

	Period Ended
	3/31/2003		12/31/2002		Variance %
BALANCE SHEET DATA:
Total assets	$1,497,673		$1,514,988		-1%
Total debt	1,006,573		1,013,809		-1%
Market equity value, end of period	734,154		879,000		-16%
Debt to assets, at cost	67.2%		66.9%		0%
Debt to total market capitalization (1)	57.8%		53.6%		8%
OTHER DATA:
Total properties (at period end)	203		204
Total sites (at period end) (3)	67,966		68,016
Occupied sites (at period end)	58,065		58,388
Occupancy percentage—total portfolio	85.4%		85.8%

(1)	For purposes of this calculation, Debt represents the sum of secured debt, unsecured debt and the line of credit balance and Market Capitalization is the sum of (a) the outstanding common shares and OP Units multiplied by the market price at the end of the period, (b) total secured debt, unsecured debt and the outstanding line of credit and (c) preferred OP Units.
(2)	FFO/Interest is calculated by the sum of FFO plus interest expense over the interest expense for the period.
(3)	does not include park model/RV sites

STATEMENTS OF OPERATIONS

(Dollars in Thousands, Except Per Share and Property Information)

	Three months ended
	3/31/2003	3/31/2002
REVENUES
Rental income	$63,432	$61,936
Mgmt. fee, interest, and other income	2,712	3,218

Total revenues	66,144	65,154
EXPENSES
Property operating and maintenance	19,707	18,445
Real estate taxes	4,335	4,214
Administrative	3,102	3,367
Depreciation and amortization	17,683	16,277
Interest and related amortization	16,702	16,800

Total expenses	61,529	59,103

Income before gain on disposition of property and minority interests	4,615	6,051
Gain on disposition of property	—	1,164
Minority interests of preferred OP unitholders	(1,523)	(1,523)
Minority interests of common OP unitholders	(496)	(950)

Income from continuing operations	$2,596	$4,742

Discontinued operations
Income from discontinuing operations, net of minority interests	641	$1,467
Gain on disposition of properties, net of minority interests	385	—

Income from discontinued operations	$1,026	1,467

Income before cumulative effect of accounting change	3,622	6,209
Cumulative effect of accounting change, net of minority interests	—	(845)

Net income available to common shareholders	$3,622	$5,364

FFO Reconciliation
Net income available to common shareholders	3,622	$5,364
Adjustments:
Depreciation and amortization on rental properties, net	17,107	15,835
Net gain on disposition of rental property	—	(1,164)
Minority interest of common OP unitholders	693	1,076
Cumulative effect of accounting change	—	1,014
Discontinued operations:
Depreciation on rental property	677	620
Gain on disposition of properties	(459)	—

Funds From Operations (FFO)	$21,640	$22,745

Per Share/OP Unit Information:
Income available to common shareholders—basic	$0.12	$0.18
Income available to common shareholders—diluted	$0.12	$0.18
FFO—Diluted	$0.62	$0.65
Distribution/Dividend	$0.550	$0.550
Weighted Avg. Shares/Units:
Basic	34,969	35,042
Diluted	34,977	35,201
Property Data:
Total communities at period end	203	214
Total available sites at period end	67,966	69,990
Total occupied sites at period end	58,065	61,733

BALANCE SHEETS

(In Thousands)

	Period Ended
	3/31/2003	12/31/2002
ASSETS
Rental Property
Land	$199,328	$207,137
Land and improvements for expansion sites	42,596	41,751
Rental property improvements and other	1,395,074	1,433,327

	1,636,998	1,682,215
Less accumulated depreciation	(351,169)	(346,583)

Net rental property	1,285,829	1,335,632
Rental properties held for sale (a)	39,177	6,004
Cash and cash equivalents	4,013	2,025
Rents and other receivables, net	5,092	5,304
Notes receivable	43,388	42,611
Investments in and advances to affiliates	106,408	112,054
Prepaid expenses and other assets	13,766	11,358

Total Assets	$1,497,673	$1,514,988

LIABILITIES AND EQUITY
Liabilities
Debt
Unsecured senior notes	$470,000	$470,000
Unsecured lines of credit	123,000	129,174
Other unsecured debt	134,662	134,662

Total unsecured debt	727,662	733,836
Secured mortgage debt	278,911	279,973

Total debt	1,006,573	1,013,809
Accounts payable and accrued expenses	30,315	29,159
Rents received in advance and security deposits	19,246	16,266
Accrued dividends and distributions	20,006	20,038

Total Liabilities	1,076,140	1,079,272
Minority Interests	130,956	134,477
Total Shareholders’ Equity	290,577	301,239

Total Liabilities and Shareholders’ Equity	$1,497,673	$1,514,988

(a)	As of March 31, 2003, 13 communities are classified as held for sale. During 2003, 12 communities were reclassified to held for sale from rental property.

DEBT ANALYSIS

As of March 31, 2003

(In Thousands)

	Amount of Indebtedness	Percent of Total Debt	Weighted Average Effective Interest Rate	Maturity Date
Fixed Rate Debt:
Mortgage Debt:
FNMA Mortgage (7 properties)	$113,667	11.3%	7.8%	7/2010
Northwestern (9 properties)	72,525	7.2%	7.5%	4/2009-5/2010
Other (21 properties)	92,719	9.2%	7.7%	8/2003-1/2011

Total Mortgages	278,911	27.7%	7.7%
Unsecured Debt:
Senior unsecured notes	20,000	2.0%	9.5%	11/2003
Senior unsecured notes	50,000	5.0%	10.3%	8/2021
Senior unsecured notes	50,000	5.0%	8.0%	8/2003
Senior unsecured notes	100,000	9.9%	6.4%	12/2004
Senior unsecured notes	100,000	9.9%	8.3%	3/2005
Senior unsecured notes	150,000	14.9%	7.1%	10/2011

Total Unsecured	470,000	46.7%	7.8%

Unsecured Installment Notes	9,662	1.0%	7.5%	8/2012

Total Fixed Rate	758,573	75.0%	7.7%
Variable Rate Debt:
Term Loan	125,000	12.4%	3.1%	5/2004
Credit Facilities	123,000	12.2%	2.7%	5/2003-2/2005

Total Fixed and Variable	$1,006,573	100.0%

MATURITIES—all debt, excluding credit facilities

Year	Amount
2003	$ 76,899
2004	237,129
2005	109,628
2006	11,657
2007	3,434
2008	34,576
2009	26,800
2010	147,176
Thereafter	236,274

Total Maturing Debt	$883,573

COVENANT ANALYSIS

As of March 31, 2003

(Unaudited)

Covenant	Required	Actual	Compliance
SENIOR DEBT
Total Debt to Adjusted Total Assets	< 60%	52.6%	Yes
Secured Debt to Adjusted Total Assets	< 40%	14.1%	Yes
Annual Service Charge Ratio	> 1.5	2.4	Yes
Unencumbered Assets to Unsecured Debt	> 150%	183.5%	Yes
REVOLVING LINE OF CREDIT
Consolidated Outstanding Indebtedness Ratio	≤ 59%	52.0%	Yes
Consolidated Secured Indebtedness Ratio	≤ 25%	13.9%	Yes
Value of Unencumbered Assets Ratio	≥ 1.65	1.88	Yes
Consolidated Debt Service Ratio	≥ 1.65	2.09	Yes
Net Operating Income of Unencumbered Assets Ratio	≥ 2.0	2.7	Yes

GEOGRAPHICAL REPORTING—SAME STORE

(In Thousands)

REGION	% of NOI Contribution	Total Number of Sites	Occupancy		Weighted Average Monthly Rent Per Site
			3/31/2003	12/31/2002	3/31/2003	12/31/2002
FLORIDA CENTRAL	12%	9,454	90%	90%	303	296
FLORIDA WEST	11%	6,270	93%	93%	393	384
FLORIDA EAST	5%	2,889	91%	90%	357	355

TOTAL FLORIDA	28%	18,613	91%	91%	342	335

SOUTHEAST MICHIGAN	20%	10,761	86%	87%	406	402
SOUTHWEST MICHIGAN	4%	3,265	78%	79%	328	328
MID MICHIGAN	3%	2,032	81%	83%	342	342

TOTAL MICHIGAN	27%	16,058	84%	85%	384	381

COLORADO	7%	3,182	89%	88%	425	421
GEORGIA	7%	5,781	77%	78%	345	339
TEXAS	5%	3,292	87%	85%	364	359
CALIFORNIA	5%	2,020	94%	94%	592	573
SOUTHEAST ***	4%	4,771	78%	76%	259	248
NORTHEAST	4%	2,907	87%	87%	362	356
INDIANA	3%	2,298	83%	83%	303	291
OTHER	10%	6,225	86%	84%	368	358

TOTAL PORTFOLIO	100%	65,147	86%	86%	362	346

***other	than Florida & Georgia

ACQUISITIONS & DISPOSITIONS

Activity Beginning 2000

(Dollars in Thousands)

ACQUISITIONS

Acquisition Date	Number of Communities	Number of Sites	State	Amount Allocated to Assets Acquired	Fair Market Value of OP Units/Shares Issued	Debt Assumed & Other	Cash
November 2002	2	285	AZ	$6,804	$—	$—	$6,804
October 2001	1	401	CO	$14,160	$1,555	$7,140	$5,465
August 2001	46 + 3 RV	16,600	various	$551,990	$63,070	165,920	323,000
May 2001	1	756	GA	$23,837	$8,534	$4,418	$10,885
April 2001	1	288	IN	$5,400	$—	$—	$5,400
December 2000	1	295	GA	$2,550	$17	$1,835	$698
February 2000	1	115	AL	$1,600	$—	$—	$1,600

DISPOSITIONS

Disposition Date	Number of Communities	Number of Sites	State	Gross Sales Price	Gain / (Loss) on Sale
March 2003	1	101	FL	$2,600	$524
March 2003	1	237	NY	1,800	(90)

Total	2	338		$4,400	$434

Year Ended December 31, 2002	15	2,973	Various	$49,890	$8,478
Year Ended December 31, 2001	7	1,255	Various	$42,310	$586

CAPITAL IMPROVEMENTS

(in Thousands, Except Per Site Information)

	For the Three Months Ended, March 31 2003	For the Year Ended December 31,
		2002	2001
Recurring capital expenditures (a)	$1,699	$10,933	$7,242
Recurring capital expenditures average per site	$25.34	$184.63	$133.69
Site upgrades (b)	117	1,704	1,542
Acquisitions (c)	311	11,432	591,737
Expansions and development (d)	1,736	16,143	25,928
Revenue producing (e)	137	755	1,719

Total Capital Improvements	$4,000	$40,967	$628,168

(a)	Includes capital expenditures necessary to maintain asset quality, including purchasing and replacing assets used to operate the community. These capital expenditures do not include water meters, sheds, homes, or acquisitions. This is the actual cost to maintain the asset quality in the communities. e.g. clubhouse and building improvements, vehicles and maintenance equipment, road and other paving work, utility systems, common area amenities, drainage etc. Minimum capitalizable amount of project is $1,000.
(b)	Includes costs that are incurred when an existing older home (usually a smaller single-sectional home) moves out, and the site is prepared for a larger new home, more often than not, a multi-sectional home. These activities which are governed by manufacturers’ installation requirements and state building codes include grading, electrical, concrete, landscaping, drainage and water/sewer lines.
(c)	Acquisitions represent the purchase price of existing operating communities and land parcels to develop expansions or new communities. Acquisitions also include deferred capital improvements identified during due diligence and provided for in the acquisition pricing formula. These are identified during due diligence, but sometimes require up to 12 months after closing to complete.
(d)	These are the costs included in the development and expansion of communities. Costs in this category may include engineering, driveways, paving, utilities, homesite preparation and amenities. These costs do not include capitalized interest or capitalized wages.
(e)	Revenue producing includes costs related to revenue generating activities, consisting primarily of sub-metering of water and sewer, and storage sheds.

PORTFOLIO OCCUPANCY SUMMARY

as of March 31, 2003

	as of 3/31/03				as of 3/31/02
	# of Communities	Total Sites	Revenue Producing Sites	Occupancy %	# of Communities	Total Sites	Revenue Producing Sites	Occupancy %
Expansion	33	12,424	9,380	75.5%	33	12,441	9,588	77.1%
Stable	144	51,680	46,131	89.3%	142	51,347	47,380	92.3%
Development	11	1,644	640	38.9%	11	1,063	451	42.4%
Disposition	12	2,218	1,914	86.3%	12	2,216	2,030	91.6%
Dispositions made during 4/1/02 to 3/31/03	—	—	—	0.0%	13	2,923	2,284	78.1%

	200	67,966	58,065	85.4%	211	69,990	61,733	88.2%

	Sequential Change				Year Over Year Change
	3/31/03 vs 12/31/02 (a) (b)				3/31/03 vs 3/31/02 (a)
	# of Communities	Total Sites	Revenue Producing Sites	Occupancy %	# of Communities	Total Sites	Revenue Producing Sites	Occupancy %
Expansion	—	2	(40)	-0.3%	—	(17)	(208)	-1.6%
Stable	—	10	(217)	-0.4%	2	333	(1,249)	-3.0%
Development	—	39	49	2.1%	—	581	189	-3.5%
Disposition	—	—	(18)	-0.8%	—	2	(116)	-5.3%
Completed dispositions from end of prior period to 3/31/03	(1)	(101)	(97)	-96.0%	(13)	(2,923)	(2,284)	-78.1%

	(1)	(50)	(323)	-0.4%	(11)	(2,024)	(3,668)	-2.8%

(a)	These amounts include the effects of acquisitions and dispositions.
(b)	These amounts exclude Meadowbrook

INVENTORY OF LAND HELD FOR FUTURE EXPANSION

As of March 31, 2003

	12/31/02		03/31/03
	Sites Available	Revenue Producing Sites	Sites Available	Revenue Producing Sites	Inventory of Expansion Sites
EXPANSION COMMUNITIES
Algoma Estates	343	291	343	287	79
Butler Creek	376	225	376	217	124
Canterbury Estates	290	176	290	178	47
Carnes Crossing	604	489	604	485	53
Crystal Lake	330	212	330	212	178
Eagle Creek Ranch	194	159	194	158	381
Grand Blanc	478	361	478	364	266
Highlands	682	594	682	588	208
Hunters Chase	135	92	135	92	139
Huron	111	93	111	93	85
Lakewood Estates	396	175	396	172	273
Leonard Gardens	319	233	319	233	46
Misty Winds	354	295	354	299	218
Peddlers Pond	214	176	214	175	138
Pinelake Gardens	532	464	532	465	38
Sherwood	134	64	134	64	34
Timber Heights	221	186	221	183	226

Subtotal Expansion	5,713	4,285	5,713	4,265	2,533

Anchor Bay	1,384	1,237	1,384	1,219	222
Berryman’s Branch	257	235	257	237	52
Fountain Vue	120	104	120	103	30
Golden Valley	131	97	131	91	200
Greenpark South	421	380	421	382	70
Regency Lakes	384	370	384	377	134
Royal Estates	183	157	183	157	107
Tara Woods	531	522	531	507	189
Village Green	780	780	780	779	50
Pleasant Ridge	305	175	305	174	51

Subtotal Stabilized	4,496	4,057	4,496	4,026	1,105

Vance	113	89	113	89	300
Arbor Village	266	242	266	239	103

Subtotal Disposition	379	331	379	328	403

TOTAL EXPANSION SITES	10,588	8,673	10,588	8,619	4,041

INVENTORY OF LAND HELD FOR FUTURE DEVELOPMENT

As of March 31, 2003

	12/31/2002		3/31/2003		Inventory of Development Sites as of 31-Mar-03	2003 Planned Development
	Sites Available	Revenue Producing Sites	Sites Available	Revenue Producing Sites
GREENFIELD COMMUNITIES
Deerfield Manor	96	39	96	41	230	—
Antelope Ridge	246	94	246	96	92	—
Wolf Creek	80	5	80	5	370	—
Glenmoor Village	41	15	41	15	342	24
Harston Woods	105	8	145	28	268	40
Holly Hills	174	85	174	88	471	—
Maple Run	146	81	146	87	314	—
Oakley Point	91	3	91	8	183	—
Onion Creek	350	155	350	158	—	—
Pine Lakes	136	85	136	85	400	—
Prairie Greens	139	21	139	29	252	—

TOTAL GREENFIELD	1,604	591	1,644	640	2,922	64

UNDEVELOPED LAND PARCELS

Bennington West	634
SteepleChase	370

TOTAL UNDEVELOPED LAND PARCELS	1,004

PORTFOLIO REPORTING—SAME STORE

(In Thousands)

	Three Months Ended March 31,
	2003	2002	$ Change	% Change
Rental Income
Stable Portfolio (a)	$53,080	$52,103	$977	1.9%
Expansion Portfolio (b)	9,547	9,184	363	4.0%
Development Portfolio (c)	560	416	144	34.6%

Total Same Store Portfolio	$63,187	$61,703	$1,484	2.4%

Property Expenses
Stable Portfolio	$18,676	$17,633	$1,043	5.9%
Expansion Portfolio	3,433	3,352	81	2.4%
Development Portfolio	659	476	183	38.4%

Total Same Store Portfolio	$22,768	$21,461	$1,307	6.1%

Net Operating Income
Stable Portfolio	$34,404	$34,470	$(66)	-0.2%
Expansion Portfolio	6,114	5,831	283	4.9%
Development Portfolio	(99)	(60)	(39)	65.0%

Total Same Store Portfolio	$40,419	$40,241	$178	0.4%

(a)	Stable portfolio includes 142 communities and 51,395 sites and 51,347 sites as of March 31, 2003 and 2002, respectively.
(b)	Expansion portfolio includes 33 communities and 12,424 sites and 12,441 sites as of March 31, 2003 and 2002, respectively.
(c)	Development portfolio includes 8 communities and 1,328 sites and 983 sites as of March 31, 2003 and 2002, respectively.

CSI—RESULTS OF OPERATIONS

(In Thousands, Except Home Information)

	Three Months Ended
	3/31/2003		3/31/2002
Sales	$5,164		$5,376
Cost of sales	4,264		4,347

Gross margin	900	17.4%	1,029	19.1%

Resales revenue, net of commission expense	472		443
Other revenue	373		340
Other expenses	(2,367)		(2,283)

Net loss	(622)		(471)

Number of home sales:
New	50		60
Pre-owned	121		57
Brokered	300		300

Total	471		417

CSI—HOME INVENTORY SUMMARY

For the Three Months Ended March 31, 2003

	Held For Sale			Used in Operations (a)	Total Inventory
	New	Used	Total
	(In Dollars)
Inventory as of Dec. 31, 2002	10,063,384	8,459,443	18,522,827	9,353,839	27,876,666
Purchases/Conversions (b)	3,077,507	(78,092)	2,999,415	2,247,562	5,246,978
Sales	(2,785,523)	(907,363)	(3,692,886)	(610,984)	(4,303,870)

Inventory as of March 31, 2003	10,355,368	7,473,988	17,829,356	10,990,417	28,819,774

	Held For Sale			Used in Operations (a)	Total Inventory
	New	Used	Total
	(In Units)
Inventory as of Dec. 31, 2002	257	543	800	642	1,442
Purchases/Conversions (b)	37	62	99	62	161
Sales	(44)	(105)	(149)	(22)	(171)

Inventory as of March 31, 2003	250	500	750	682	1,432

(a)	Includes those homes that are held by the sales subsidiary as rental or lease option homes.
(b)	Conversions include homes that have been converted between inventory held for sale and used in operations.

PORTFOLIO COMPOSITION

PROPERTY LISTING

As of March 31, 2003

(Page 1 of 5)

Community	State	Location (Closest Major City)	Total Number of Sites	Revenue Producing Sites	Occupancy	Weighted Average Monthly Rent per Site
Stable
100 Oaks	AL	Fultondale	235	174	74.0%	$254
Anchor Bay	MI	Detroit	1,384	1,219	88.1%	$405
Anchor North	FL	Tampa Bay	93	88	94.6%	$321
Audubon	FL	Orlando	280	268	95.7%	$310
Autumn Forest	NC	Greensboro	299	173	57.9%	$275
Avon	MI	Detroit	617	585	94.8%	$456
Bermuda Palms	CA	Palm Springs	185	182	98.4%	$384
Buena Vista	ND	Fargo	400	379	94.8%	$312
Camden Point	GA	Kingsland	268	109	40.7%	$194
Castlewood Estates	GA	Atlanta	334	273	81.7%	$389
Casual Estates	NY	Syracuse	961	615	64.0%	$331
Cedar Grove	CT	New Haven	60	58	96.7%	$355
Cedar Knolls	MN	Minneapolis	458	444	96.9%	$453
Chesterfield	MI	Detroit	345	321	93.0%	$435
Cimarron Park	MN	St. Paul	505	486	96.2%	$468
Clinton	MI	Detroit	1,000	888	88.8%	$440
Coach Royale	ID	Boise	91	88	96.7%	$338
Colonial Acres	MI	Kalamazoo	612	503	82.2%	$337
Riverdale(Colonial Coach)	GA	Atlanta	481	348	72.3%	$353
Colonial Manor	MI	Kalamazoo	195	171	87.7%	$312
Colony Cove	FL	Sarasota	2,210	2,173	98.3%	$408
Columbia Heights	ND	Grand Forks	302	288	95.4%	$326
Country Estates	MI	Grand Rapids	254	204	80.3%	$332
Crestview	OK	Stillwater	238	162	68.1%	$224
Countryside Village—Denver	CO	Denver	345	317	91.9%	$456
Countryside Vlg Jacksonville	FL	Jacksonville	643	549	85.4%	$343
Countryside Vlg Longmont	CO	Longmont	310	302	97.4%	$452
Eagle Point	WA	Seattle	230	195	84.8%	$521
Eastridge Estates	CA	San Jose	187	186	99.5%	$734
Eldorado Estates	FL	Daytona Beach	126	119	94.4%	$305
Emerald Lake	FL	Fort Myers	201	199	99.0%	$321
Evergreen	CT	New Haven	102	99	97.1%	$357
Fairways Country Club	FL	Orlando	1,141	1,133	99.3%	$326
Falcon Farms	IL	Moline	215	194	90.2%	$293
Ferrand Estates MI		Grand Rapids	420	410	97.6%	$383
Forest Creek	IN	South Bend	167	130	77.8%	$338
Fountainvue	IN	Marion	120	103	85.8%	$206
Foxhall Village	NC	Raleigh	315	276	87.6%	$364
Friendly Village—CO	CO	Greeley	226	222	98.2%	$364
Green Acres—CT	CT	New Haven	64	64	100.0%	$351
Hickory Knoll	IN	Indianapolis	325	297	91.4%	$357
Hidden Valley	FL	Orlando	303	302	99.7%	$362
Highland	CT	New Haven	50	45	90.0%	$364
Hillcrest	MA	Boston	83	80	96.4%	$388
Holiday Estates	MI	Grand Rapids	204	191	93.6%	$353
Howell	MI	Lansing	455	408	89.7%	$420
La Quinta Ridge	CA	Palm Springs	151	138	91.4%	$438
Lake in the Hills	MI	Detroit	238	228	95.8%	$431

PROPERTY LISTING

As of March 31, 2003

(Page 2 of 5)

Community	State	Location (Closest Major City)	Total Number of Sites	Revenue Producing Sites	Occupancy	Weighted Average Monthly Rent per Site
Lakeland Harbor	FL	Tampa	504	503	99.8%	$282
Lakeland Junction	FL	Tampa	191	190	99.5%	$225
Lakes at Leesburg	FL	Orlando	640	638	99.7%	$294
Lakewood Estates IA	IA	Davenport	180	161	89.4%	$322
Land O’ Lakes	FL	Orlando	173	162	93.6%	$287
Landmark Village	GA	Atlanta	524	418	79.8%	$338
Leisurewoods Rockland	MA	Boston	394	388	98.5%	$364
Leisurewoods Taunton	MA	Boston	222	222	100.0%	$339
Macomb	MI	Detroit	1,427	1,236	86.6%	$432
Maple Grove Estates	ID	Boise	270	250	92.6%	$358
Maple Valley	IL	Kankakee	276	272	98.6%	$312
Mariwood	IN	Indianapolis	296	262	88.5%	$343
Marnelle	GA	Atlanta	205	176	85.9%	$329
Meadow Park	ND	Fargo	117	110	94.0%	$249
Novi	MI	Detroit	725	593	81.8%	$465
Oak Ridge	IN	South Bend	204	168	82.4%	$297
Oakhill	MI	Flint	504	407	80.8%	$402
Oakwood Forest	NC	Greensboro	482	348	72.2%	$304
Old Orchard	MI	Flint	200	198	99.0%	$373
Orange Lake	FL	Orlando	242	223	92.1%	$297
Palm Beach Colony	FL	West Palm Beach	285	269	94.4%	$338
Pine Lakes Ranch	CO	Denver	762	737	96.7%	$424
Pinecrest Village	LA	Shreveport	446	340	76.2%	$186
Pinewood	MI	Columbus	380	324	85.3%	$341
Pleasant Ridge	MI	Lansing	305	174	57.0%	$254
President’s Park	ND	Grand Forks	174	147	84.5%	$281
Redwood Estates	CO	Denver	754	735	97.5%	$428
Regency Lakes	VA	Winchester	384	377	98.2%	$267
Rosemount Woods	MN	Minneapolis/St. Paul	182	178	97.8%	$442
Royal Estates	MI	Kalamazoo	183	157	85.8%	$360
Saddlebrook	SC	Charleston	425	397	93.4%	$254
Science City	MI	Midland	171	150	87.7%	$322
Shady Lane	FL	Clearwater	108	98	90.7%	$302
Shady Oaks	FL	Clearwater	250	239	95.6%	$368
Shady Village	FL	Clearwater	156	150	96.2%	$349
Shenandoah Estates	ID	Boise	154	144	93.5%	$336
Skyway	IN	Indianapolis	156	146	93.6%	$343
Southwind Village	FL	Naples	337	323	95.8%	$364
Springbrook	MI	Utica	398	375	94.2%	$384
Starlight Ranch	FL	Orlando	783	744	95.0%	$345
Stonegate, LA	LA	Shreveport	157	146	93.0%	$209
Swan Creek	MI	Ann Arbor	294	290	98.6%	$393
Tarpon Glen	FL	Clearwater	170	148	87.1%	$332
Terrace Heights	IA	Dubuque	317	289	91.2%	$302
The Colony	CA	Palm Springs	220	214	97.3%	$650
The Glen	MA	Boston	36	36	100.0%	$459
The Orchard	CA	San Francisco	233	232	99.6%	$698
Twenty-Nine Pines	MN	St. Paul	152	137	90.1%	$355
Twin Pines	IN	Goshen	238	215	90.3%	$318
Valley Vista	MI	Grand Rapids	137	122	89.1%	$367

PROPERTY LISTING

As of March 31, 2003

(Page 3 of 5)

Community	State	Location (Closest Major City)	Total Number of Sites	Revenue Producing Sites	Occupancy	Weighted Average Monthly Rent per Site
Villa	MI	Flint	319	244	76.5%	$372
Whispering Pines	FL	Clearwater	392	367	93.6%	$398
Woodlake	NC	Greensboro	308	226	73.4%	$280
Yorktowne	OH	Cincinnati	354	309	87.3%	$388
Greenpark South	AL	Montgomery	421	382	90.7%	$293
Hoosier Estates	IN	Indianapolis	288	280	97.2%	$214
Hunter Ridge	GA	Atlanta	838	688	82.1%	$356
Arlington Lakeside	TX	Dallas	233	201	86.3%	$310
Beacon Hill Colony	FL	Tampa	201	200	99.5%	$267
Beacon Terrace	FL	Tampa	297	296	99.7%	$296
Berryman’s Branch	NJ	Philadelphia	257	237	92.2%	$386
Creekside	TX	Dallas	583	549	94.2%	$417
Crystal Lake Club	FL	Tampa	599	475	79.3%	$311
Four Seasons	GA	Atlanta	214	189	88.3%	$336
Friendly Village	GA	Atlanta	203	192	94.6%	$401
Grand Place	TX	Dallas	334	313	93.7%	$374
Greenbriar Village	PA	Allentown	319	315	98.7%	$393
Green River Village	CA	Los Angeles	333	332	99.7%	$773
Haselton Village	FL	Orlando	292	285	97.6%	$258
Jurupa Hills	CA	Los Angeles	322	321	99.7%	$598
Lakeside Terrace	FL	Orlando	241	236	97.9%	$234
Lamplighter GA	GA	Atlanta	431	376	87.2%	$381
Los Ranchos	CA	Los Angeles	389	292	75.1%	$366
Mountain View	NV	Las Vegas	349	349	100.0%	$551
North Bluff Estates	TX	Austin	274	261	95.3%	$368
Northwood	TX	Dallas	451	433	96.0%	$418
Parkwood Communities	FL	Orlando	695	665	95.7%	$193
Shadow Hills	FL	Orlando	670	485	72.4%	$351
Shadowood	GA	Atlanta	506	419	82.8%	$362
Shenandoah Village	NJ	Philadelphia	359	357	99.4%	$370
Smokecreek	GA	Atlanta	264	220	83.3%	$351
Stonegate Austin	TX	Austin	359	334	93.0%	$399
Stonegate Pines	TX	Dallas	160	148	92.5%	$340
Stone Mountain	GA	Atlanta	354	294	83.1%	$404
Suburban Woods	GA	Atlanta	216	154	71.3%	$360
Sunny South Estates	FL	West Palm Beach	319	311	97.5%	$417
Tara Woods	FL	Tampa	531	527	99.2%	$358
Tierra West	NM	Albuquerque	653	332	50.8%	$352
University Village	FL	Orlando	480	385	80.2%	$368
Village Green	FL	Vero Beach	780	779	99.9%	$361
Westpark	AZ	Phoenix	183	166	90.7%	$369
Woodlands of Kennesaw	GA	Atlanta	273	220	80.6%	$398
Longview—CO	CO	Longmont	400	396	99.0%	$433
Apache East	AZ	Apache Jct	123	113	91.9%	$275
Denali Park	AZ	Apache Jct	162	134	82.7%	$280

Subtotal stable portfolio		144	51,680	46,131	89.3%	$370

PROPERTY LISTING

As of March 31, 2003

(Page 4 of 5)

Community	State	Location (Closest Major City)	Total Number of Sites	Revenue Producing Sites	Occupancy	Weighted Average Monthly Rent per Site
Expansion
Algoma Estates	MI	Grand Rapids	343	287	83.7%	$327
Broadmore	IN	South Bend	370	251	67.8%	$303
Butler Creek	GA	Augusta	376	217	57.7%	$212
Canterbury Estates	MI	Grand Rapids	290	178	61.4%	$272
Carnes Crossing	SC	Summerville	604	485	80.3%	$232
Timber Heights	MI	Flint	221	183	82.8%	$340
Conway Plantation	SC	Myrtle Beach	299	202	67.6%	$210
Cranberry Lake	MI	Pontiac	328	269	82.0%	$413
Crystal Lakes—Zephyrhills	FL	Tampa	330	212	64.2%	$177
Del Tura	FL	Fort Myers	1,344	1,191	88.6%	$476
Eagle Creek	TX	Tyler	194	158	81.4%	$191
Forest Lake Estates	MI	Grand Rapids	221	149	67.4%	$340
Foxwood Farms	FL	Orlando	375	303	80.8%	$258
Grand Blanc	MI	Flint	478	364	76.2%	$409
Hunter’s Chase	OH	Lima	135	92	68.1%	$189
Huron Estates	MI	Flint	111	93	83.8%	$242
Indian Rocks	FL	Clearwater	148	106	71.6%	$301
Lakewood—AL	AL	Montgomery	396	172	43.4%	$194
Leonard Gardens	MI	Grand Rapids	319	233	73.0%	$339
Midway Estates	FL	Vero Beach	204	124	60.8%	$375
Norton Shores	MI	Grand Rapids	656	499	76.1%	$301
Pedaler’s Pond	FL	Orlando	214	175	81.8%	$242
Sherwood	IN	Marion	134	64	47.8%	$226
Springfield Farms	MO	Springfield	290	161	55.5%	$203
The Highlands	MI	Flint	682	588	86.2%	$335
Torrey Hills	MI	Flint	377	322	85.4%	$366
Westbrook	MI	Detroit	388	350	90.2%	$431
Winter Haven Oaks	FL	Orlando	343	185	53.9%	$237
Yankee Springs	MI	Grand Rapids	284	217	76.4%	$286
South Oaks	GA	Atlanta	294	136	46.3%	$111
Misty Winds	TX	Corpus Christi	354	299	84.5%	$296
Palm Valley	FL	Orlando	790	650	82.3%	$383
Pinelake Gardens	FL	Vero Beach	532	465	87.4%	$348

Subtotal expansion portfolio		33	12,424	9,380	75.5%	$328

Development
Glenmoor	MI	Battle Creek	41	15	36.6%	$199
Oakley Point	SC	North Charleston	91	8	8.8%	$181
Harston Woods	TX	Fort Worth	145	28	19.3%	$236
Prairie Greens	CO	Denver	139	29	20.9%	$389
Maple Run	MI	Clio	146	87	59.6%	$281
Pine Lakes	MI	Lapeer	136	85	62.5%	$343
Antelope Ridge	CO	Colorado Springs	246	96	39.0%	$342
Holly Hills	MI	Holly	174	88	50.6%	$212
Onion Creek	TX	Austin	350	158	45.1%	$313
Deerfield Manor	MI	Grand Rapids	96	41	42.7%	$263
Wolf Creek	IA	Des Moines	80	5	6.3%	$221

Subtotal development portfolio		11	1,644	640	38.9%	$287

Subtotal		188	65,748	56,151	85.4%	$363

PROPERTY LISTING

As of March 31, 2003

(Page 5 of 5)

Community	State	Location (Closest Major City)	Total Number of Sites	Revenue Producing Sites	Occupancy	Weighted Average Monthly Rent per Site
Disposition
Arbor Village	MI	Jackson	266	239	89.8%	$299
Chateau Jonesboro	GA	Atlanta	75	74	98.7%	$287
Breazeale	WY	Laramie	117	114	97.4%	$288
Crystal Lake—Pinellas	FL	St. Petersburg	166	144	86.7%	$301
Golden Valley	GA	Atlanta	131	91	69.5%	$327
Knoll Terrace	OR	Salem	212	181	85.4%	$414
Mosby’s Point	KY	Cincinnati	150	135	90.0%	$349
Orion	MI	Detroit	423	381	90.1%	$393
Pinellas Cascades	FL	Clearwater	238	214	89.9%	$416
Riverview	OR	Portland	133	120	90.2%	$471
Vance	OH	Columbus	113	89	78.8%	$290
Pooles Manor	GA	Atlanta	194	132	68.0%	$347

Subtotal disposition portfolio		12	2,218	1,914	86.3%	$362

Total portfolio		200	67,966	58,065	85.4%	$363

FIRST QUARTER 2003—OTHER DATA

Stock symbol:	CPJ
Exchange traded:	NYSE
Senior Unsecured Debt Rating:	Standard & Poors	BBB-
	Moody’s	Ba1

	2Q ‘03	3Q ‘03	4Q ‘03	1Q ‘04
Important future dates (estimated):
Earnings release and conference call	early Aug	early Nov	early Feb	early May

	2Q ‘02	3Q ‘02	4Q ‘02	1Q ‘03
Dividend information—common shares
Declaration date	5/16/2002	8/14/2002	11/20/2002	2/25/2003
Record date	6/28/2002	9/30/2002	1/15/2003	3/31/2003
Payment date	7/15/2002	10/15/2002	1/31/2003	4/15/2003
Distributions per share	$0.55	$0.55	$0.55	$0.55

Inquires:

Chateau Communities welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address inquiries to Marti Dowling in our Investor Relations department:

At our website:	www.chateaucomm.com
By phone:	303.874.3388
By facsimile:	303.741.1043
By e-mail:	cpjir@chateaucomm.com
By mail:	Chateau Communities, Inc.
Marti Dowling
Investor Relations Professional
6160 S. Syracuse Way
Greenwood Village, CO 80111